Exhibit 10.1
****CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTION. ASTERISKS DENOTE SUCH OMISSIONS.
Execution Copy
AMENDMENT NO. 1
TO THE
PRODUCT SUPPLY AND DISTRIBUTION AGREEMENT
BY AND BETWEEN
DIGITAL ANGEL CORPORATION
AND
SCHERING-PLOUGH HOME AGAIN LLC
This AMENDMENT NO. 1 (this “Amendment No. 1”) dated as of this 5th day of January, 2008 (the “Amendment Effective Date”), to the Product Supply and Distribution Agreement dated February 13, 2007 (“Agreement”), is made by and between DIGITAL ANGEL CORPORATION (“Digital Angel”) and SCHERING-PLOUGH HOME AGAIN LLC (“Schering”).
Recitals:
WHEREAS, Schering and Digital Angel (referred to collectively as “Parties” and individually as “Party”) entered into the Agreement to, among other things, provide for the distribution of Products within the Territory;
WHEREAS, Schering and Digital Angel entered into Agreed Contract Amendment Terms on July 20, 2007 (“July Contract Terms”), pursuant to which the Parties agreed to enter in a formal amendment to the Agreement to reflect and memorialize the terms set forth in such July Contract Terms;
****
WHEREAS, the Parties desire to **** and memorialize the July Contract Terms by amending the Agreement in accordance with Section 11.5(b) thereof in order to, among other things, (a) expand the market within which Schering may sell specific quantities of RFID Biotherm Products under the Agreement, (b) provide for certain minimum purchases of Products by Schering, (c) reduce the prices payable by Schering for Products and Readers, (d) add obligations for each Party with respect to new ISO Readers and the conversion from the existing Reader technology to the new ISO 134 kHz standard, and (e) ****; and
NOW, THEREFORE, Schering and Digital Angel hereby agree to amend the Agreement as follows:

1. Defined Terms. Unless otherwise defined herein, each of the capitalized terms used in this Amendment No. 1 shall have the meaning ascribed to it in the Agreement.
2. Amendments to Article I.
(a) Article I of the Agreement is hereby amended and supplemented by adding the following new defined terms:
“Designated Animals” shall mean (a) horses, (b) parrots and other birds (to the extent not included in the definition of Companion Animals, including poultry and exotics), (c) animals typically found or maintained in a zoo, aquarium or research facility, (d) rodents, primates and other mammals (to the extent not included in the definition of Companion Animals), (e) reptiles, (f) wild game, including wild game that is ranch-raised for hunting or for food, and (g) any other species for which Digital Angel does not, as of the Amendment Effective Date, have an exclusive supply agreement with any Person as indicated in Schedule A, which is attached hereto and made a part hereof; provided, however, that this term shall not include humans, cattle, swine, and sheep.
“Designated Animal Territory” shall mean all countries of the world (including the countries in the Territory), but excluding those countries listed in Schedule A.
“Universal Reader” shall mean a Reader that is capable of reading, translating and displaying Transponders at 125 kHz, 128 kHz and 134 kHz, which shall include the capability to read, translate and display using the Trovan and Avid technologies via version 74 software. For the avoidance of doubt, Universal Readers include any make or model of Basic Readers, Read/Write Readers, Biothem Readers and Biotherm Read/Write Readers capable of reading, translating and displaying Transponders at 125 kHz, 128 kHz and 134 kHz.
(b) Section 1.39 of the Agreement (definition of Readers) is hereby amended and supplemented by adding the words “and (e) Universal Readers” after the phrase “Biotherm Read/Write Readers,” and such section shall read in its entirety as follows:
“Readers” shall mean (a) Basic Readers, including the Worldscan Reader for veterinary clinics and Worldscan PLUS Reader for animal shelters, (b) Read/Write Readers, (c) Biothem Readers, (d) Biotherm Read/Write Readers, and (e) Universal Readers.
(c) Section 1.45 of the Agreement (definition of RFID Product) is hereby deleted in its entirety and replaced with the following:
“RFID Product” shall mean (a) an injectable sterile glass encapsulated radio frequency microtransponder (frequency as specified by Schering) that stores and transmits RFID identification information together with an anti-migration cap, preloaded in a sterilized 12 gauge microtransponder syringe with plunger used to deposit the transponder subcutaneously, (b) registration form content/artwork as specified by Schering, (c) shrink-wrapped package containing (a) and (b) above as well as inserts, tags, and administration instruction headercard, and (d) when ordered in quantities, the multiple unit boxes (25 units per package) and related packaging, master shipping carton and labels containing all of the forgoing components, in each case (Section 1.45(a) through (c)) produced in accordance with the Specifications.

(d) Section 1.48 of the Agreement (definition of Specification) is hereby deleted in its entirety and replaced with the following:
“Specifications” shall mean the written specifications for the manufacture, quality control testing, and delivery of a Product, including details of the finished packaging components for each Product, as set forth on Exhibit A-1 to Amendment No. 1 or as added to after the Amendment Effective Date pursuant to Section 4.02(a), which is attached hereto and made a part hereof, and as may be amended from time to time by written agreement of the Parties.
3. Amendments to Article III.
(a) The first sentence of Section 3.01(a) of the Agreement is hereby deleted in its entirety, and such section shall read in its entirety as follows:
During the Term, Digital Angel shall exclusively manufacture, supply, and sell to Schering, and Schering shall exclusively purchase from Digital Angel, (i) the quantities of the Products specified in Part I of Schedule B, which is attached hereto and made a part hereof for the periods specified in Part I of Schedule B and (ii) such additional quantities of the Products as Schering may specify from time to time, pursuant to Section 3.03 of this Agreement. The purchase and sale of Products is subject to the additional terms and conditions set forth in Part II of Schedule B. Digital Angel shall not manufacture, supply or sell the Products to any Person in the Territory, other than Schering. If, at any time during the Initial Term, Schering exits the pet recovery business entirely, the rights granted in this Section 3.01(a) and Section 3.01(b) shall become non-exclusive.
(b) The first sentence of Section 3.01(b) of the Agreement is hereby amended and supplemented by adding the words “and Designated Animal market in the Designated Animal Territory” after the phrase “Companion Animal market in the Territory” and before the phrase “both as to Schering and to any downstream purchaser.” The second sentence of Section 3.01(b) is hereby amended and supplemented by adding the words “and Designated Animal market in the Designated Animal Territory” after the phrase “Companion Animal market in the Territory.” The third sentence of Section 3.01(b) is hereby amended and supplemented by adding the words “Designated Animal” before the word “Territory,” and such section shall read in its entirety as follows:

Digital Angel’s sales of Products and Readers to Schering are intended to be unconditional and to fully exhaust Digital Angel’s rights in such Products and Readers under the Patent Rights in the Companion Animal market in the Territory and Designated Animal market in the Designated Animal Territory, both as to Schering and any downstream purchaser or user of Products or Readers sold by Schering, including any rights of Digital Angel in any apparatus, method or system claims within the Patent Rights. To the extent that the patent exhaustion doctrine (as set forth in United States v. Univis Lens Co., Inc. 316 U.S. 241 (1942) and subsequent case law) is found not to exhaust Digital Angel’s rights in such Products and Readers under the Patent Rights, Digital Angel hereby grants Schering the right to use the Patent Rights and Digital Angel’s other Intellectual Property Rights relating to the Products and Readers solely in connection with the distribution, marketing and sale of the Products and Readers in the Companion Animal market in the Territory and Designated Animal market in the Designated Animal Territory. Schering shall have the right to grant sublicenses in connection with its distribution, marketing, and sale of the Products and Readers in the Designated Animal Territory.
(c) Section 3.02(a) of the Agreement is hereby amended and supplemented by deleting the second sentence and adding a new second sentence, and such section shall read in its entirety as follows::
Digital Angel hereby grants exclusive distribution, marketing and sale rights to all of Digital Angel’s RFID products (including the Products) in the Companion Animal market in the Territory. Digital Angel hereby grants Schering non-exclusive distribution, marketing and sale rights to Digital Angel’s RFID Biotherm Product in the Designated Animal market in the Designated Animal Territory subject to a maximum of **** units of such RFID Biotherm Products. Upon exhaustion of such quantity (**** such units having been shipped to, and accepted by, Schering as of this Amendment Effective Date), all rights in the Designated Animal market in the Designated Animal Territory shall expire and Schering shall have no further rights in such Designated Animal market in the Designated Animal Territory.
(d) Section 3.02 of the Agreement is hereby amended and supplemented by adding the following new subsection (e):
During the Term, Digital Angel shall manufacture, supply, and sell to Schering, and Schering shall purchase from Digital Angel, (i) the quantities of the Universal Readers specified in Part II of Schedule C, which is attached hereto and made a part hereof for the periods specified in Part II of Schedule C and (ii) such additional quantities of the Universal Readers as Schering may specify from time to time. The purchase and sale of Universal Readers is subject to the additional terms and conditions set forth in Parts I and III of Schedule C.
(e) Section 3.02 of the Agreement is hereby amended and supplemented by adding the following new subsection (f):
Digital Angel shall match Schering donations of up to 12,500 HomeAgain sterile syringe assemblies in both 2007 and 2008 based upon a Schering proposal.

(f) Section 3.02 of the Agreement is hereby amended and supplemented by adding the following new subsection (g):
Schering shall have the option (but not the obligation) to convert some or all of the older Readers that are currently in inventory or in the marketplace into newer Universal Readers. If Schering elects to convert Readers, Digital Angel shall replace or refit the older Readers with Universal Readers in accordance with the pricing and other terms set forth in Part IV of Schedule C, and Attachments A, B and C to Amendment No. 1 shall apply.
(i) Section 3.03 of the Agreement is hereby amended and supplemented by adding the following new subsection (d):
(d) For the avoidance of doubt, Schering shall have no obligation to submit to Digital Angel forecasts or purchase orders for Products for the Designated Animal market in the Designed Animal Territory.
4. Amendments to Article IV.
(a) The first sentence of Section 4.01(a) of the Agreement is hereby amended and supplemented by adding the words “and Designated Animal market in the Designated Animal Territory” after the phrase “Companion Animal market in the Territory.” The second sentence of Section 4.01(a) is hereby deleted in its entirety and replaced with a new second sentence, and such section shall read in its entirety as follows:
Digital Angel hereby appoints Schering as a distributor with non-exclusive rights to market, distribute, and sell Readers throughout the Companion Animal market in the Territory and Designated Animal market in the Designated Animal Territory. Schering may order Readers from Digital Angel using the procedures set forth in Section 3.03(c) and (d).
(b) Section 4.04(c) of the Agreement is hereby deleted in its entirety and replaced with the following:
Schering may, but shall not be obligated to, promote, market and sell (i) Readers to its customers in the Territory and Designated Animal Territory, and (ii) Digital Angel’s RFID Biotherm Products (subject to the limitations set forth in 3.02(a)) in the Designated Animal market in the Designated Animal Territory.
5. Amendments to Article V.
(a) Section 5.01(a) of the Agreement is hereby amended and supplemented by adding a second sentence, and shall read in its entirety as follows:
For all orders placed and to be shipped during the period beginning on the Effective Date and ending on October 1, 2007, Digital Angel shall provide the RFID Product to Schering at a price of (i) **** for purchases of less than **** units during the Term, and (ii) **** for purchases of **** or more units. For all orders placed and to be shipped after October 1, 2007 and for the remainder of the Term, Digital Angel shall provide the RFID Product to Schering at a price of ****.

(b) Section 5.02 (Cost of Readers) of the Agreement is hereby deleted in its entirety and replaced with the following:
For all orders placed during the period beginning on the Effective Date and ending on August 1, 2007, the price of (a) the Worldscan Reader shall be ****, and (b) the Worldscan PLUS Reader shall be ****. For all orders placed after August 1, 2007, the price of new Universal Readers shall be (i) ****for the balance of calendar year 2007, and (ii) **** thereafter and for the remainder of the Term. For the avoidance of doubt, the Worldscan Reader and Worldscan PLUS Reader are both Biotherm Readers. The pricing for Universal Readers is based on the components listed in Part I of Schedule C.
(c) Section 5.04 (Permitted Product Substitution) of the Agreement is hereby deleted in its entirety and replaced with the following:
The Parties acknowledge that Digital Angel will not have sufficient inventories of the RFID Product to supply Schering’s expected demand in the first contract year of the Term. Digital Angel has agreed to supply Schering with not more than **** RFID Biotherm Products in lieu of RFID Products at the same price as RFID Products. As of the Amendment Effective Date, Schering had received and paid for **** of these RFID Biotherm Products. Schering agrees (a) to accept those **** RFID Biotherm Products in lieu of RFID Products, and (b) with respect to the **** RFID Biotherm Products contemplated herein, Schering may market and sell these RFID Biotherm Products to its customers in the Companion Animal market in the Territory and Designated Animal market in the Designated Animal Territory. The **** RFID Biotherm Products previously purchased by Shiseido (and any additional RFID Biotherm Products purchased by Schering after the Amendment Effective Date, up to the stated maximum of ****) shall be counted as RFID Products for purposes of determining the threshold for reduced pricing for RFID Products in Section 5.01(a)(ii). ****
6. Amendments to Article VI. Section 6.02 (Protection) of the Agreement is hereby amended and supplemented by adding the words “Designated Animal” before the word “Territory” in the first sentence, and such section shall read in its entirety as follows:
Digital Angel shall: (a) at all times recognize the validity and ownership of the Trademarks, whether owned by Schering or any Affiliate or licensor of Schering, and Schering’s sole right to use and license such Trademarks in the Designated Animal Territory; and (b) at no time do, or allow to be done by its Agents or any Person on behalf of Digital Angel or its Agents, whether by act, omission or commission, anything that would (i) put into issue or otherwise adversely affect such validity or ownership or (ii) damage or prejudice the reputation or goodwill of Schering or any Affiliate or licensor of Schering. Digital Angel shall not, except with the prior written consent of Schering or any Affiliate or licensor of Schering, as the case may be, use the name, Schering-Plough Home Again LLC, HomeAgain, the Trademarks, or any other trademarks, trade dress, logos, or designs owned by Schering or such Affiliate or licensor in or as a trademark or trade name or any trademark, trade dress, name, word or symbol that is confusingly similar in appearance, sound, meaning, or commercial impression to, a colorable imitation of, misleading or deceptive with respect to, or dilutes any of, the Trademarks or any part thereof or any other trademark, trade dress, logo or design owned by Schering as a trademark or trade name, whether during the Term or after the expiration or termination of this Agreement. Digital Angel shall comply with all trademark usage requirements established by Schering in connection with the depiction or presentation of the Trademarks. The packaging for the Products shall indicate that the Products is manufactured by Digital Angel and identify Digital Angel’s patent registration numbers.
7. Amendments to Article IX. Section 9.06 (Effect of Termination) of the Agreement is hereby amended and supplemented by adding the words “Readers” in paragraph (a) after the words “inventory of the Products” and by adding the words “(but not, for the avoidance of doubt, the Readers)” in paragraph (b) after the words “and any unfinished goods,” and such section shall read in its entirety as follows:
Upon the expiration or termination of this Agreement, (a) Schering shall have the right to sell its remaining inventory of the Products, Readers, and any unfinished goods or (b) Schering shall, at its option, have the right (but not the obligation) to require Digital Angel to purchase from Schering, and Schering shall sell to Digital Angel, all or any portion of the inventory of the Products and any unfinished goods (but not, for the avoidance of doubt, the Readers) held by or for Schering at the cost in which they were purchased by Schering; provided, however, that Digital Angel shall not be required to purchase from Schering any Products, Readers or unfinished goods that have been contract manufactured or packaged in a way that makes their resale by Digital Angel impossible (i.e., permanent markings with the Trademarks, etc.).
8. Amendments to Article XI. Section 11.01 (Compliance with Applicable Laws) of the Agreement is hereby amended and supplemented by adding the words “Designated Animal” before the word “Territory,” and such section shall read in its entirety as follows:
At all times during the Term, each Party shall comply with all Applicable Laws in effect in the Designated Animal Territory.
9. ****

10. Representations and Warranties. Each Party represents and warrants to the other Party that (a) it has not sold, assigned, transferred, hypothecated, pledged or encumbered, or otherwise disposed of, in whole or in part, voluntarily or involuntarily, any Claim released pursuant to this Amendment No. 1, and (b) no Person had or has any interest in any Claim released pursuant to this Amendment No. 1.
11. Construction, Amendment and Waiver. Capitalized terms used in this Agreement without definition shall have the meanings assigned to them in the Agreement. From and after the execution of this Amendment No. 1, all references in the Agreement to “this Agreement,” “hereof,” “herein,” and similar words or phrases shall mean and refer to the Agreement as amended, including this Amendment No. 1. This Amendment No. 1 shall not be modified, supplemented, amended, or terminated in any manner whatsoever, except by a written instrument signed by the Party against which such modification, supplement, amendment, or termination is sought to be enforced.
12. Effect of the Amendment. Except as expressly modified by this Amendment No. 1, all other terms and conditions of the Agreement shall remain in full force and effect. The provisions of Section 9 **** and Section 10 (Representations and Warranties) of this Amendment No. 1 shall survive the expiration or termination of the Agreement for any reason. This Amendment No. 1, together with the Agreement, contains the entire agreement of the Parties with respect to the subject matter hereof, and all prior or contemporaneous understandings or agreements, including the July Contract Terms, between the Parties with respect to such subject matter are hereby superseded in their entireties.
IN WITNESS WHEREOF, each of Schering and Digital Angel has caused this Amendment No. 1 to be executed by its respective duly authorized officer as of the date first above written.

DIGITAL ANGEL CORPORATION
By:	/s/ Joseph J. Grillo
	Name:	Joseph J. Grillo
	Title:	Pres./CEO

SCHERING-PLOUGH HOME AGAIN LLC
By:	/s/ Steven Shul
	Name:	Steven Shul
	Title:	VP, General Manager

Amendment No. 1
Schedule A
Designated Animal Territory

No.	Countries Covered by Exclusivity
1.	****
2.	****
3.	****
4.	****
5.	****
6.	****
7.	****
8.	****
9.	****
Digital Angel represents and warrants to Schering that the countries set forth on Schedule A above are the only countries in which Digital Angel has granted exclusive rights as of the Amendment Effective Date. If, at any time following the Amendment Effective Date, Digital Angel elects to grant exclusive rights in any other country, such exclusivity shall be subject to an exception that allows Schering to sell, on a non-exclusive basis, 125 kHz RFID Biotherm Product in the Designated Animal market subject to a maximum of **** units of such RFID Biotherm Products, as provided in Section 3.02(a) of the Agreement, as amended.
*       *       *

Amendment No. 1
Schedule B
Minimum Purchase Requirement for Products and Related Terms
Part I:

Period	Quantity	Transponder Frequency
4th Quarter Calendar 2007	****	134 kHz RFID Products
Calendar Year 2008	****	Frequency as specified by Schering
Calendar Year 2009	****	Frequency as specified by Schering
Part II:
1. Should Digital Angel fail to deliver **** 134 kHz RFID Products by December 31, 2007 to Schering, Digital Angel shall pay Schering an amount equal to (a) the difference between the **** and the number of 134 kHz RFID Products actually received by Schering, (b) ****.
2. Schering has submitted or will submit all new package/syringe blister pack/registration form artwork to Digital Angel. Digital Angel will print the requested materials as supplied. Samples / proofs to be sent to Schering for approval before construction. If the mutually agreed deadlines for artwork delivery are not met, Digital Angel reserves the right to delay shipments by an equivalent amount of time.
3. Digital Angel will utilize upon agreement by Schering a new master shipper carton configuration of either (8) or twelve (12) clinic packs of 25 assemblies / master shipper carton. Schering and Digital Angel will work together to conduct appropriate shipper testing to ensure integrity of clinic packs when shipped and Schering Quality Assurance must provide written approval of new shipper carton configuration.
4. Schering has provided or will provide new dog tags for use in assemblies. If the mutually agreed deadlines for dog tag delivery are not met, Digital Angel reserves the right to delay shipments by an equivalent amount of time. If Digital Angel is to provide the dog tag, the cost per assembly will ****.
5. All shipping charges are billed directly to Schering.
6. Puppy Broker Packaging

A. From time to time Products are returned to Schering for reasons unrelated to the performance or quality of the Product. The Parties have developed procedures for (i) breaking down the existing packaging for the returned products, (ii) removing the product literature and other materials included with the returned product, (iii) inserting new product literature for a new product, (iv) re-sterilizing the syringe and new product materials, (v) repacking the syringe and new product materials in a new blister pack, and (vi) assembling the blister packs in boxes of 250 units each. Following sterilization validation, the repackaged, boxed Products will be a new salable SKU for Schering known generally as a “puppy broker product.”
B. Digital Angel will perform the steps referenced A(i) through A(v) above to break down and repackage returned products so that they become puppy broker products. Schering will pay Digital Angel ****/assembly for each returned product that is repackaged in accordance with A(i) through A(v) above. As of the Amendment Effective Date, approximately **** returned units have been approved by Digital Angel Quality Control for use in the new Schering puppy broker product assemblies.
C. The new puppy broker product configuration requires the use of new blister packaging. The new packaging will require sterilization validation. Digital Angel currently uses an outside contractor to perform this sterilization validation. Digital Angel has received a cost estimate of **** for the process. Schering has given oral approval to cover up to **** of the cost associated with the validation of the new blister pack. This will be paid via a separate purchase order from Schering.
*       *       *

Amendment No. 1
Schedule C
Minimum Purchase Requirement for Readers and Related Terms
Part I:
The following components are included with each Universal Reader:
•	Pocket Reader model with ISO standard programming (“Universal”)

•	Latest production revision including temperature-sensing functionality (i.e., “Bio-Thermo” technology)

•	134 kHz test tag and batteries

•	Shipping box w/ label

•	Reader labels

•	Instruction manual

•	24-month standard customer warranty and 6-month full replacement warranty, incremental to 24-month in-service customer warranty, if shipped through the Schering distribution center.
Part II:

Quantity of Universal Pocket
Period	Readers (Units)	Price per Unit
August 2007	****	****
September 2007	****	****
October 2007	****	****
November 2007	****	****
December 2007	****	****
Total:	****	****
Beginning January 1, 2008, additional purchases of ISO Universal Pocket Readers under the Agreement will be priced at **** for the remaining term of the Agreement.
Part III:
Incremental changes / parts to the Universal Pocket Readers will be billed at the prices as outlined in Attachment A to Amendment No. 1: Incremental Hardware / Parts Pricing — based on prior written authorization and approval by Schering Supply Chain Manager for all scanners requiring such changes/parts.
July purchase orders placed for **** ISO Universal Pocket Readers and **** ISO Universal EX readers will remain in effect as currently ordered, priced and accepted.

Digital Angel will produce new readers on the basis of **** / week beginning August 1, 2007. New Readers ordered by the first day of each month will be produced and shipped within approximately 3 weeks from the date of accepted purchase order.
Schering has submitted or will submit all new package / label artwork to Digital Angel. Digital Angel will print / produce the requested materials as supplied. Samples / proofs to be sent to Schering for approval before construction. If the mutually agreed deadlines for artwork delivery are not met, Digital Angel reserves the right to delay shipments by an equivalent amount of time.
All shipping charges are billed directly to Schering.
Part IV:
This Part IV sets forth the procedures for converting Readers that do not have universal sensing functionality (i.e., the ability to read, translate and display Transponders at 125 kHz, 128 kHz and 134 kHz) into Universal Readers. Schering may submit Readers for conversion that are new or that have been previously released in the marketplace. Digital Angel will convert the new or previously released Readers into Universal Readers as provided below. For those Readers that have been previously released, conversion pricing is based not only on the age but the condition of the Reader received from the marketplace. Based on this age / condition, Readers will be placed into the appropriate pricing scenario as outlined in Attachments A and B. In addition, the following terms shall apply to Reader conversions:
1. Schering will pay **** to convert the **** new Readers currently in Schering’s inventory that do not have universal sensing functionality into Universal Readers.
2. Digital Angel will pay the **** conversion fee on **** Readers from the new Scanner Stands distributed in the spring of 2007 on the launch of the new HomeAgain program as specified in Scenario 2 of Attachment B to Amendment No. 1.
3. Conversion of Readers currently in the marketplace will be billed to Schering as outlined in Attachment B: ISO Reader Conversion Pricing.
4. Repair of Readers currently in the marketplace will be billed to Schering as outlined in Attachment A: Incremental Hardware / Parts Pricing and Attachment B: ISO Reader Conversion Pricing. Repairs will be approved in advance and confirmed in writing by Schering’s Supply Chain Manager.
5. Schering has submitted or will submit all new package / label artwork to Digital Angel. Digital Angel will print / produce the requested materials as supplied. Samples / proofs to be sent to Schering for approval before construction. If the mutually agreed deadlines for artwork delivery are not met, Digital Angel reserves the right to delay shipments by an equivalent amount of time.
6. All shipping charges will be billed directly to Schering.

7. An action plan to handle the conversion of the Readers received from the marketplace will be mutually agreed upon by both Schering and Digital Angel. This plan will be driven by market requirements and customer satisfaction demands in support of Schering plan to effectively and proactively develop the U.S. scanner infrastructure and restore veterinary and shelter confidence in the U.S. microchipping market.
8. Schering will authorize Digital Angel to begin conversion of Readers received from the marketplace and/or Schering per the scenarios and pricing structures outlined in the Attachments through the use of open Purchase Orders.
9. Contingent upon the receipt and steady flow of Readers into Digital Angel’s production facility, Digital Angel will convert Readers on the basis of 400 / week in the month of August. By September 1, Digital Angel will increase the conversion rate to 750 Readers / week through the end of February 2008.
*       *       *

ATTACHMENT A:
INCREMENTAL HARDWARE / PARTS PRICING
Should Schering wish to provide new or replacement parts / hardware for Readers that are received for conversion, and upon Schering’s written authorization and approval prior to any rework/repair commencing, the following is a list of the incremental cost associated with each.
•	Labor costs to insert / add the following materials are included in the cost of the appropriate estimate scenarios detailed above.

Price / Unit
• Test Tag: 125 kHz	****
• Test Tag: 134 kHz	****
• Batteries	****
• Instruction Manual	****
• Lens Protector / Sleeve	****
•	Labor costs to insert / add the following materials are not included in the cost of the appropriate estimate scenarios detailed above and will be billed incrementally on basis of ****.

Price / Unit
• Antenna	****
• Casement / Shell	****
• Battery Clips	****
• Display	****
• Lanyard	****
NOTES:
When originally designed and constructed, the Pocket Reader and Pocket Reader EX models were not intended to ever be opened again. In fact, the internal circuitry is fused to the plastic housing / covers and is quite difficult to separate after the fact.
With regard to the proposed software conversion, Readers will not require opening as the conversion process can be accomplished via external means.
If Schering directs Digital Angel to open Readers in an attempt to repair potential problems, the likelihood of damage to the internal circuitry is significantly heightened. A more cost effective approach may be to provide a new Reader to the customer and/or offer a discount on the purchase of a new Reader as the repair costs will probably outweigh the cost of a new unit.
In the case of housing replacements alone, not only is the likelihood of damage to the circuitry heightened, but the labor involved in separating the elements from one another will be extensive and costly. If Schering decides that a Reader must have housing replaced, again, it may be more cost effective to provide a new Reader to the customer and / or offer a discount on the purchase of a new Reader rather than try to replace the housing.
*       *       *

ATTACHMENT B:
ISO READER CONVERSION PRICING
The following is a presentation of the costs associated with converting the current PocketReader (a/k/a WorldScan) and PocketReader EX (a/k/a WorldScan PLUS) models to become Universal Readers.
In response, Digital Angel has created cost estimates based on six different scenarios in to which Readers may be grouped, handled and billed to complete the Reader conversion process. This information is detailed as follows. A complete breakdown of the actions that will be taken with regard to each Reader will be presented in the ISO Conversion Action Plan. As agreed by the Parties on July 13, 2007, each of the scenarios described below will include a 24-month standard customer warranty and 6-month full replacement warranty, incremental to 24-month in-service customer warranty, if shipped through the Schering distribution center.
NOTE: Conversion pricing is based not only on the age but the condition of the Reader received from the marketplace. Based on this age / condition, Readers will be placed into the appropriate pricing scenario as outlined below:

Reader Condition / Age Included	Estimated Cost	Services Included	New Parts

Scenario 1: Readers that are new / in stock at Schering’s warehouse Schering Labels (approx. **** units) Thank you insert	****	Receive into Digital Angel system Unpackaged Identify serial #/age/condition Reprogram Repackage Relabel Ship to recipient	No new parts

* Shipping costs are billed directly to Schering’s carrier account #.

Reader Condition / Age Included	Estimated Cost	Services Included	New Parts

Scenario 2: Field returns shipped to Schering since December, 2005	****	Receive into Digital Angel system
Schering Labels
Unpackaged
Shipping Box
Identify serial #/age/condition
Thank you insert
Reprogram
Test
Clean (wipe / surface clean)
Repackage
Relabel
Ship to recipient*

Shipping costs are billed directly to Schering’s carrier account #.

Scenario 3: Field returns that are non-FDXB optimized and are older than December, 2005 but less than 5 years old and do not require returning of circuitry system	****	Receive into Digital Angel system
Schering Labels
Unpackaged
Shipping Box
Identify serial #/age/condition
Thank you insert
Reprogram
Test
Clean (wipe /surface clean)
Repackage
Relabel
		Ship to recipient	No new parts

* Shipping costs are billed directly to Schering’s carrier account #.

Reader Condition / Age Included	Estimated Cost	Services Included	New Parts

Scenario 4: Field returns that are non-FDXB optimized and are older than December, 2005 but less than 5 years old and do require retuning of circuitry	****	Receive into Digital Angel system
Schering Labels
Unpackaged
Shipping Box
Identify serial #/age/condition
Thank you insert
Reprogram
Test
Repair**
Retest
Clean (wipe / surface clean)
Repackage
Relabel
		Ship to recipient*	No new parts

Scanners reworked in excess of 1,000 units in this category will be set aside for Schering approval and instructions.

* Shipping costs are billed directly to Schering’s carrier account #.

* Software repair only; no new parts included.

Reader Condition / Age Included	Estimated Cost	Services Included	New Parts

Scenario 5:		Receive into Digital Angel systems
Field returns that are non-Functioning
Labels		Unpackaged
Recycling Fee =	****
Shipping Box		Identify serial #/age/condition
If Reprogram, Repair, Return =	****	Reject & Recycle — or —
Thank you insert		Approved parts
Reprogram
Test
Generate repair estimate
Submit estimate to Schering for “proceed” / “return”

If “proceed” Repair*** Retest Clean Repackage Relabel Ship to recipient* If “return” Repackage Relabel Ship to recipient

* Shipping costs are billed directly to Schering’s carrier account #.

*** Requires hardware / software repair; parts billed to Schering as necessary to make the Reader operational within the specs of the conversion.

Recommendation: Offer the owners of non-functioning units the opportunity to purchase a new Reader at a discounted price rather than attempt to make repairs as the costs to repair may outweigh the cost of a new unit.

Reader Condition / Age Included	Estimated Cost	Services Included	New Parts

Scenario 6: Field returns that do not qualify for the conversion because they were manufactured before 2002. Shipping box Recycling Fee = NQ insert	****	Receive into Digital Angel system Unpackaged Identify serial #/age/condition Reject & Recycle — or — Repackage Relabel Ship to recipient*

* Shipping costs are billed directly to Schering’s carrier account #.

Recommendation: offer the owners of non-qualifying units the opportunity to purchase a new Reader at a discounted price in return for surrendering their NQ Reader.
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